CITY NATIONAL ROCHDALE FUNDS

City National Rochdale Emerging Markets Fund

Class N (RIMIX)

Class Y (CNRYX)

Supplement dated March 8, 2018 to the Prospectus dated February 5, 2018, as supplemented, and the Summary Prospectus dated January 31, 2018, as supplemented

The “Investment through Mauritius Subsidiary” risk factor in the “Principal Risks of Investing in the Fund” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Investment through Mauritius Subsidiary – Any change in the provisions of the income tax treaty between Mauritius and India, in its applicability to the Fund or the Mauritius Subsidiary, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Fund by India, which could reduce the return to the Fund on its investments. In particular, due to the recent amendment of the treaty between India and Mauritius, the capital gains tax exemption on shares of Indian companies will be phased out over a two-year period beginning April 1, 2017, and ending March 31, 2019. Shares of Indian companies acquired after April 1, 2017, will be subject to a reduced capital gain tax until March 31, 2019, and shares will be taxed at India’s full tax rate thereafter. There is no guarantee that the Treaty will not be amended further.

The “Management” risk factor in the “Principal Risks of Investing in the Fund” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Management - The Fund’s performance depends on the sub-adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

The Average Annual Total Returns table in the “Performance” section of the Prospectus and Summary Prospectus is supplemented with the following:

Average Annual Total Returns (for the periods ended December 31, 2017)	One Year	Five Year	Since Inception
Class Y			(6/1/2016)
Return Before Taxes	43.61%	-	26.90%

The “Investment through Mauritius Subsidiary (Emerging Markets Fund)” risk factor in the “More About the Funds’ Risks - Principal Risks of the Funds” section of the Prospectus is deleted in its entirety and replaced with the following:

Investment through Mauritius Subsidiary (Emerging Markets Fund) – The Emerging Markets Fund currently invests indirectly in securities of Indian companies through the Mauritius Subsidiary, an entity formed in the Republic of Mauritius that is also managed by the Adviser and sub-advised by Fiera Capital Inc. The Mauritius Subsidiary will seek to maintain residency in Mauritius in order to allow the Fund to take advantage of the currently effective income tax treaty between India and Mauritius. The Supreme Court of India has upheld the validity of this tax treaty in response to a lower court challenge of the treaty’s applicability to certain foreign entities. The Supreme Court clarified that a certificate of residence in Mauritius is sufficient evidence of residence in Mauritius for purposes of the India-Mauritius treaty. The Mauritius Subsidiary has received a Tax Residence Certificate from the Mauritius Revenue Authority.

In 2004, India reduced from 10% to zero the tax rate on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid. The Fund can take advantage of this zero tax rate through its investments through the Mauritius Subsidiary. The Indian tax rate on short-term capital gains is currently 15% (plus applicable surcharge at 2% up to income of INR (Indian rupee) 100,000,000 and 5% if income exceeds INR 100,000,000 and cess (i.e., levy) at 3% on base tax rate and surcharge). Effective April 1, 2017, due to the amendment of the Double Taxation Avoidance Treaty between India and Mauritius, the benefit of the zero tax rate in India on short-term capital gains available to residents of Mauritius has been discontinued for acquisitions made on or after April 1, 2017. Subject to a motive and bona fide business test, short-term capital gains on acquisitions made on or after April 1, 2017, will be taxable at 7.50% (plus applicable surcharge at 2% up to income of INR 100,000,000 and 5% if income exceeds INR 100,000,000 and cess at 3% on the base tax rate and surcharge) until March 31, 2019, and thereafter at 15% (plus applicable surcharge at 2% up to income of INR 100,000,000 and 5% if income exceeds INR 100,000,000 and cess (i.e., levy) at 3% on the base tax rate and surcharge). Acquisitions made prior to April 1, 2017, will still receive the benefit of the zero tax rate on short term capital gains.

For U.S. federal income tax purposes, the income, assets and activities of the Mauritius Subsidiary have been treated as those of the Fund. Investments made by the Fund in the Mauritius Subsidiary and distributions by the Mauritius Subsidiary to the Fund have been disregarded as the Mauritius Subsidiary has not been treated as an entity separate from the Fund for those purposes. Correspondingly, investments made by the Mauritius Subsidiary in Indian securities have been treated for those purposes as investments by the Fund, and dividends and distributions received by the Mauritius Subsidiary on these investments have been treated as having been received by the Fund.

It was discovered that the Mauritius Subsidiary inadvertently failed to file IRS Form 8832 to elect disregarded entity status. The Mauritius Subsidiary has recently received private letter ruling relief from the IRS to permit the Mauritius Subsidiary to make a late entity classification election as a disregarded entity, effective as of the date of formation of the Mauritius Subsidiary. The Mauritius Subsidiary has made the late entity classification election, effective as of such date.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-036-0100

CITY NATIONAL ROCHDALE FUNDS

City National Rochdale Emerging Markets Fund

Class N (RIMIX)

Class Y (CNRYX)

Supplement dated March 8, 2018 to the Statement of Additional Information dated January 31, 2018, as amended and restated February 13, 2018

The “Investment Techniques and Risk Considerations - Permitted Investments – Foreign Securities - Investments in India through Mauritius” section of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Investments in India through Mauritius. The Emerging Markets Fund currently intends to gain exposure to Indian securities through investments in Rochdale Emerging Markets (Mauritius), a wholly-owned subsidiary of the Fund organized as a private limited company under the laws of the Republic of Mauritius (the “Mauritius Subsidiary”). FCI, as sub-adviser, manages the assets of the Mauritius Subsidiary subject to the oversight of the Adviser, but neither FCI nor the Adviser receives any additional compensation for doing so. To the extent that the Fund invests through the Mauritius Subsidiary, an investment in the Fund will be an indirect investment in the Mauritius Subsidiary. The Fund is the sole shareholder of the Mauritius Subsidiary. In the proposed reorganization of the Fund described in the Fund’s Prospectus dated January 31, 2018, as supplemented, the Fund would transfer all of its assets, including the shares of the Mauritius Subsidiary, to the Fiera Emerging Markets Fund in exchange for shares of the Fiera Emerging Markets Fund and the Fiera Emerging Markets Fund’s assumption of all liabilities of the Fund. Descriptions in this SAI of investment restrictions, securities and transactions, and their associated risks, generally refer to both investments made directly and indirectly through the Mauritius Subsidiary.

The Mauritius Subsidiary is regulated by the Mauritius Financial Services Commission. The Mauritius Financial Services Commission does not vouch for the financial soundness of the Mauritius Subsidiary or for the correctness of any statements made or opinions expressed with regard to the Mauritius Subsidiary. The Mauritius Subsidiary is currently licensed as a Global Business Company (Category 1) with the Mauritius Financial Services Commission and its shares are currently only available to the Fund. As an investor in the Mauritius Subsidiary, the Fund is not protected by any statutory compensation arrangements in Mauritius in the event of the Mauritius Subsidiary’s failure. Under current laws and regulations in Mauritius, the Mauritius Subsidiary is liable to pay income tax on its net income at a rate of 15%. The Mauritius Subsidiary is, however, entitled to a tax credit equivalent to the higher of actual foreign tax suffered or 80% of Mauritius tax payable in respect of its foreign source income thus reducing its maximum effective tax rate to 3%. Profits from the sale of investments are not subject to tax in Mauritius, and any dividends and redemption proceeds paid by the Mauritius Subsidiary to its shareholder are exempted from any withholding tax in Mauritius.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. Only “Foreign Portfolio Investors” (“FPI”) and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India). The Mauritius Subsidiary is registered with the Securities and Exchange Board of India (“SEBI”) as a Category II FPI. However, the Mauritius Subsidiary must still seek renewal of this status every three years, and it will be required to fulfill any conditions imposed by SEBI. There can be no guarantee that regulatory approval will be forthcoming, or that the Mauritius Subsidiary will be able to fulfill any conditions imposed by SEBI. The investment by the Mauritius Subsidiary in Indian securities is therefore dependent on its continued registration as an FPI. Any loss of either such registration could result in mandatory divestment by the Mauritius Subsidiary.

For U.S. federal income tax purposes, the income, assets and activities of the Mauritius Subsidiary have been treated as those of the Fund. Investments made by the Fund in the Mauritius Subsidiary and distributions by the Mauritius Subsidiary to the Fund have been disregarded as the Mauritius Subsidiary has not been treated as an entity separate from the Fund for those purposes. Correspondingly, investments made by the Mauritius Subsidiary in Indian securities have been treated for those purposes as investments by the Fund, and dividends and distributions received by the Mauritius Subsidiary on these investments have been treated as having been received by the Fund.

It was discovered that the Mauritius Subsidiary inadvertently failed to file IRS Form 8832 to elect disregarded entity status. The Mauritius Subsidiary has recently received private letter ruling relief from the IRS to permit the Mauritius Subsidiary to make a late entity classification election as a disregarded entity, effective as of the date of formation of the Mauritius Subsidiary. The Mauritius Subsidiary has made the late entity classification election, effective as of such date.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-038-0100